UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 10, 2014

Dominion Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-36684	46-5135781
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Tredegar Street

Richmond, Virginia 23219

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (804) 819-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Underwriting Agreement

On October 14, 2014, Dominion Midstream Partners, LP (the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Partnership, Dominion Midstream GP, LLC (the “General Partner”), Dominion Cove Point, Inc. (“DCP”), Cove Point GP Holding Company, LLC (“Cove Point GP”) and Dominion Cove Point LNG, LP (“Cove Point,” and together with the Partnership, the General Partner, DCP and Cove Point GP, the “Partnership Parties”) and Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), providing for the offer and sale by the Partnership (the “Offering”) and purchase by the Underwriters, of 17,500,000 common units representing limited partner interests in the Partnership (the “Firm Units”) at a price to the public of $21.00 per common unit. Pursuant to the Underwriting Agreement, the Partnership also granted the Underwriters an option for a period of 30 days to purchase up to an additional 2,625,000 common units (the “Option Units,” and together with the Firm Units, the “Offered Units”) to cover over-allotments, if any, on the same terms, which was exercised in full on October 15, 2014.

The material terms of the Offering are described in the prospectus, dated October 14, 2014 (the “Prospectus”), filed by the Partnership with the United States Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered with the Commission pursuant to a Registration Statement on Form S-1, as amended (File No. 333-194864), initially filed by the Partnership on March 28, 2014 (the “Registration Statement”). Closing with respect to the Offered Units is expected to occur on October 20, 2014, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements of the Partnership Parties, and customary conditions to closing, obligations of the parties and termination provisions. The Partnership Parties have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act. Furthermore, the officers and directors of the Partnership’s general partner and its affiliates have agreed with the Underwriters not to offer or sell any Common Units (or securities convertible into or exchangeable for Common Units), subject to customary exceptions, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of each of Barclays Capital Inc. and Citigroup Global Markets Inc.

As more fully described under the caption “Underwriting” in the Prospectus, the underwriters and certain of their affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, market making, financing and brokerage activities. Certain of the underwriters or their respective affiliates have, from time to time, performed, and may in the future perform, various commercial and investment banking and financial advisory services for the issuer and its affiliates, for which they received or may in the future receive customary fees and expenses.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Contribution Agreement

The description of the Contribution Agreement provided below under Item 2.01 is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Contribution Agreement

On October 10, 2014, in connection with the Offering, the Partnership entered into a Contribution Agreement by and among the Partnership, the General Partner, Cove Point GP, Dominion MLP Holding Company,

LLC (“Dominion Holdings”), Cove Point, DCP and Dominion Gas Projects Company, LLC (the “Contribution Agreement”), whereby, concurrently with the closing of the Offering, Dominion Holdings will contribute certain preferred limited partner interests and the noneconomic general partner interest to the Partnership in exchange for (a) the issuance by the Partnership of certain equity interests in the Partnership to Dominion Holdings, (b) the issuance to the General Partner of all of the equity interests in the Partnership classified as “Incentive Distribution Rights” under the First Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”), and (c) the right to receive the Deferred Issuance and Distribution (as defined in the Partnership Agreement, the form of which is attached as Appendix A to the Registration Statement).

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 2.01 by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The description in Item 2.01 above of the issuances by the Partnership of securities in connection with the consummation of the transactions contemplated by the Contribution Agreement is incorporated herein by reference. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements in Section 4(2) of the Securities Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 10, 2014, Joseph M. Rigby, John W. Snow and David A. Wollard became members of the Board of Directors of the General Partner of the Partnership (the “Board”). Messrs. Rigby, Snow and Wollard also became members of the Board’s Audit Committee. Mr. Wollard will serve as Chair of the Audit Committee. Messrs. Rigby and Snow also became members of the Board’s Conflicts Committee. Mr. Rigby will serve as Chair of the Conflicts Committee.

None of Messrs. Rigby, Snow and Wollard has any direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K.

Messrs. Rigby, Snow and Wollard will each receive an annual compensation package as “non-employee directors,” which is initially expected to consist of $60,000 in annual cash compensation and $65,000 in annual equity-based compensation, which may be granted in the form of restricted units with tandem distribution equivalent rights under the Partnership’s Long-Term Incentive Plan. In addition, as the Chair of the Audit Committee, Mr. Wollard will receive an additional annual cash retainer of $15,000, and as the Chair of the Conflicts Committee, Mr. Rigby will receive an additional annual cash retainer of $15,000.

Further, Messrs. Rigby, Snow and Wollard will each be indemnified for his actions associated with being a director to the fullest extent permitted under Delaware law and will be reimbursed for all expenses incurred in attending to his duties as a director.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of October 14, 2014, by and among the Dominion Midstream Partners, LP, Dominion Midstream GP, LLC, Dominion Cove Point, Inc., Cove Point GP Holding Company, LLC, Dominion Cove Point LNG, LP and the several underwriters named therein.

10.1	Contribution Agreement, dated as of October 10, 2014, by and among Dominion Midstream Partners, LP, Dominion Midstream GP, LLC, Dominion Cove Point, Inc., Cove Point GP Holding Company, LLC, Dominion Cove Point LNG, LP, Dominion MLP Holding Company, LLC and Dominion Gas Projects Company, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION MIDSTREAM PARTNERS, LP

	By:	Dominion Midstream GP, LLC, its general partner

Date: October 17, 2014
	By:	/s/ Mark O. Webb
		Name:	Mark O. Webb
		Title:	Vice President General Counsel